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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2001


                             BURKE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

       California                   333-36675                   94-3081144
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                         13767 Freeway Drive              90670
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (800) 221-0923


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

As more fully described in the attached press release, on June 25, 2001 Burke Industries, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code.

ITEM 7.  EXHIBITS

Exhibit Number and Description

99.1     Press release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BURKE INDUSTRIES, INC.



                                        By: /s/ STEPHEN G. GEANE
                                            ------------------------------------
                                            Stephen G. Geane
                                            Chief Financial Officer